EATON VANCE GLOBAL MACRO
ABSOLUTE RETURN FUND

Supplement to
Prospectus dated March 1, 2010 and
Summary Prospectus dated March 1, 2010
as revised August 12, 2010

After the close of business on October 1, 2010, the Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) qualified retirement plans that have selected the Fund as an investment option not later than the close of business on October 1, 2010; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee) and (b) that have selected the Fund not later than the close of business on October 1, 2010. Sales of Fund shares may be further restricted or re-opened in the future.

September 27, 2010	4754-9/10 GMIIFPS